Exhibit 99.2
                  UNITED STATES BANKRUPTCY COURT
                    DISTRICT OF MASSACHUSETTS
                        (Eastern Division)

__________________________________
                                  )
In re:                            )
                                  )
   SYMBOLICS, INC.,               )     Chapter 11
                                  )     Case No. 93-10789-WCH
                                  )
                       Debtor.    )
__________________________________)


                    DEBTOR'S MOTION TO DISMISS


             Symbolics, Inc., the debtor and debtor-in-possession

in  this case (the "Debtor"), hereby moves this Court pursuant to

Sections 305(a)(1) and 1112(b) of the Bankruptcy Code,  11 U.S.C.

Sections  101 et seq., for entry of  an order dismissing its Chapter 11 case.  The Debtor contends  that no useful purpose can be  served by  maintenance of the case under Chapter 11 or conversion of the case to Chapter 7 and therefore asserts that such dismissal is in the best interests of its creditors.

             In  support of this  motion, the Debtor respectfully

represents as follows:

                            BACKGROUND

             1.   The  Debtor  commenced  this case  by  filing a

voluntary petition  under Chapter  11 of  the Bankruptcy Code  on

January  27, 1993  (the "Petition  Date").   No trustee  has been

appointed  and therefore  the Debtor  has all  of the  rights and duties of  a debtor-in-possession  pursuant to Sections  1107 and

1108 of the Bankruptcy Code.


                              PAGE 8 OF 21 PAGES


             2.   The  Debtor's primary business consisted of the

manufacture, sale, and servicing of proprietary computer systems.

The Debtor was  also engaged  in the marketing  and servicing  of various software products.

             3.   On  July 27,  1995,  this Court  authorized and

approved  the sale of substantially all of the Debtor's assets to

Princeton Capital Finance  Company, LLC ("Princeton"),  following

the  receipt of  competitive bids  by the  Court.   Prior to  the

Princeton sale, the Debtor vigorously pursued reorganization, and sought an infusion  of capital from various sources as a means to

achieving that  goal.[FN1]   The Debtor also  engaged in negotiations

with no  fewer  than  fifteen  (15) interested  parties  for  the possible sale of all or part of its business.  The total purchase price paid  by Princeton after allowance  for closing adjustments was approximately $535,215.75, including  a deposit in the amount of $30,000.  The Princeton sale was closed on August 9, 1995 (the

"Princeton Closing").   In  accordance with an  agreement between

the  Debtor  and  CIT  Group/Credit Finance,  Inc.  ("CIT"),  the

Debtor's pre- and post-petition lender, the proceeds of the  sale

(net of the deposit  paid by Princeton) were deposited  with CIT.

The deposit on the purchase price remained in an interest-earning escrow account held for the benefit of the Debtor's estate by its counsel.




          ____________________

               1. The Debtor, the Official Committee of Unsecured Creditors, and their respective attorneys negotiated and prepared several proposed plans throughout the course of this case.


                                 PAGE 9 of 21 PAGES



                  THE DEBTOR'S REMAINING ASSETS

             a.   Cash

             4.    As of the  Princeton Closing,  the Debtor  had

approximately  $320,000 in outstanding  accounts receivable.   Of

that  amount, the  Debtor  has collected  approximately  $120,000

since  the Princeton  Closing.   The Debtor had  maintained three

bank  accounts at Bank of Boston which  had been used to hold the

Debtor's  cash assets,  including collected  accounts receivable.

In October of  1995, following application of  the Princeton sale proceeds to  its debt,  CIT  deposited substantially  all of  the funds owed to the Debtor  from the sale to Princeton in  the Bank

of  Boston accounts.[FN2]    On  or about  November 11,  1995,  these

accounts  were  merged  into  a single  account  which  currently

contains  approximately $44,616.   The remainder of  the sum that

had  been held  in  this account  has  been deposited  in  escrow

accounts with Debtor's  counsel.   The deposits  in these  escrow

accounts with  Debtor's counsel have a  current composite balance of approximately $669,970.11.  The  Debtor's counsel also holds a retainer from the Debtor of approximately $62,000, which has  not been  applied.  Thus, the Debtor currently has cash available for the payment of its creditors in the total amount of approximately

$776,586.11.

          ____________________

               2. CIT continues to withhold approximately $6,000 from the proceeds of the Princeton sale in anticipation of attorneys' fees it apparently expects to incur in connection with the Debtor's case. The Debtor anticipates that all or substantially all of this sum will be returned to the estate, voluntarily or involuntarily.





                                 PAGE 10 of 21 PAGES


             b.   Accounts Receivable

             5.   The Debtor has collected all of its outstanding

accounts receivable, with the exception of an outstanding account

receivable  that  was  due   from  the  Debtor's  former  British

subsidiary, Symbolics, Ltd.  The  assets of Symbolics, Ltd.  were liquidated subsequent  to the Petition Date in a proceeding which is pending  in England.  The Debtor is informed and believes that negligible assets  will be  distributed from the  Symbolics, Ltd.

estate to creditors.   Accordingly, the Debtor  believes that its

claim against Symbolics, Ltd. is of little, if any, value.

             c.   Avoidance Actions

             6.   The Debtor has analyzed all potential avoidance

causes  of  action and  has  brought  over  ten  (10)  preference

actions.   Each  of  those actions  has  been concluded  and  the

proceeds realized  from settlements  approved by this  Court have been remitted to the Debtor.

             7.   As a result of the sale of assets to Princeton,

the  Debtor has no remaining assets other than the available cash and accounts  receivables set forth in  the foregoing paragraphs.

Since  the Princeton Closing, the  Debtor has not  engaged in any ongoing software  or hardware business, but  has concentrated its

efforts  on the  orderly  wind-down of  its  affairs.   The  only

remaining  task  for  the  Debtor  is  the  distribution  of  its remaining assets,  consisting almost exclusively of  cash, to its creditors.








                                 PAGE 11 of 21 PAGES


                    CLAIMS AGAINST THE DEBTOR

             a.   Priority Claims

             8.   This Court set April 29, 1993 as the bar date

for the filing of proofs of claim by all creditors asserting a claim against the Debtor which arose prior to the Petition Date.

The Debtor has analyzed the proofs of claim filed against it.  As a result of its review, the Debtor believes that claims

(exclusive of administrative claims which are discussed below)

are in excess of $12,000,000.  Included within that estimate are employee claims entitled to priority under Section 507(a) of the Bankruptcy Code, which aggregate approximately $63,171.58[FN3]

and tax claims entitled to priority under Section 507(a)(7)[FN4] of the Bankruptcy Code which approximate $231,271.70.[FN5]





          ____________________

               3. The Debtor has prepared Symbolics, Incorporated's Objection To Overstated Employee Priority Claims Under 11 U.S.C.
          Section 502 And Federal Rule of Bankruptcy Procedure 3007. Depending on the disposition of that objection, these claims could be reduced to $23,635.99.

               4. Since this case was filed prior to October 22, 1994, the amendments to the Bankruptcy Code enacted by Pub. L. No. 103-394 do not apply to this case.

               5. This Court ruled on February 9,1995 that the claim of the California State Board of Equalization for $315,367.97 was filed late and will therefore be subordinated and treated as an unsecured claim. Accordingly, the State of California's claim is not included in this estimate.

             Furthermore, the Debtor has prepared Symbolics, Incorporated's First Omnibus Objection To Priority Tax Claims Under 11 U.S.C.
          Section 502 And Federal Rule Of Bankruptcy Procedure 3007. As a result of that objection, the priority tax claims against the Debtor's estate could be reduced to $165,280.89.




                                 PAGE 12 of 21 PAGES


             b.   Priority Claims Without Merit

             9.   In addition to those priority claims against

the estate, other creditors have made priority claims totalling approximately $576,746.69.  The Debtor has prepared Symbolics,

Incorporated's Objection To Certain Secured And Priority Claims

Under 11 U.S.C. Section 502 And Federal Rule Of Bankruptcy Procedure

3007, objecting to the priority status of these claims.  The

Debtor believes that this objection will successfully strike all of these claims.

             c.   Administrative Claims

             10.  On information and belief, the Debtor has

timely paid all of its post-petition obligations (trade or

otherwise).  There are, however, a variety of administrative expenses against the Debtor's estate.  The Debtor's counsel,

Choate, Hall & Stewart, has incurred fees of approximately

$427,835.48 (through January 10, 1996), and is likely to incur additional fees and expenses as the Debtor's affairs are wound-

down.  At the inception of its Chapter 11 case, the Debtor also engaged Hutchins, Wheeler & Dittmar to serve as special counsel with regard to various corporate matters.  That firm asserts an administrative claim in the sum of approximately $60,000.  The

Debtor also engaged Yoshida, Croyle & Sokolski, P.C. to prepare federal and state tax returns and related accounting services,

which has a claim for unpaid professional fees in the sum of

$38,600.87.  Finally, counsel to the Creditors Committee, Testa,








                                 PAGE 13 of 21 PAGES


Hurwitz & Thibeault, has incurred fees of $147,941 and is likely to incur additional fees and expenses as the Debtor's affairs are wound-down.

In  addition to the professionals outlined above, two other creditors assert administrative claims.  First, under a settlement authorized and approved by this Court on December 16, 1994, Matsco Financial Corporation enjoys a $5,000 administrative claim.  Secondly, the County of Los Angeles has an administrative claim of $25,811.49 for post-petition property taxes which were incurred prior to the Princeton Closing.  All told, the Debtor has incurred total administrative costs of $705,188.84.

             11.  The administrative claimants listed above have

not filed fee applications with this Court.  Indeed, during the three (3) years this case has been pending neither counsel to the

Debtor nor counsel to the Committee have received any payment from the Debtor's estate.  Because no fee applications have yet been reviewed by the Court, the Debtor requests that this Court retain jurisdiction for the limited purpose of reviewing all fee applications for Debtor's counsel, counsel for the Creditors'

Committee, and any other entity filing an administrative claim wishing to be compensated out of the estate.




















                                 PAGE 14 of 21 PAGES


             d.   Secured and Unsecured Creditors

             12.  Following the sale of the Debtor's business to

Princeton, the Debtor has no secured creditors.[FN6]  The Debtor's unsecured creditors have filed claims totalling approximately

$11,694,470.13.[FN7]

             13.  The Debtor has cash on hand of approximately

$776,586.11 in its bank account and in the escrow accounts

maintained by Choate, Hall & Stewart.  The Debtor holds

sufficient cash to pay its administrative claimants in full and anticipates making a pro rata distribution of any remaining cash to the Debtor's prepetition priority creditors in order of their priority under the Bankruptcy Code.[FN8]  No assets are available for distribution on account of general unsecured claims.[FN9]



          ____________________

               6. The Georgia Institute of Technology has filed a secured proof of claim in the amount of $1,778.04. The Debtor believes that this claim is unsecured, and has objected to its classification as a secured claim in Symbolics, Incorporated's Objection To Certain Secured And Priority Claims Under 11 U.S.C.
          Section 502 And Federal Rule Of Bankruptcy Procedure 3007.

               7. This amount includes claims by employees above the $2,000 cap for employee priority claims imposed by Section 507(a)(3).
          It also includes a claim for Deutschmarks which was converted to dollars for calculation purposes using the exchange rate for September 19, 1995.

               8. Accordingly, all employee claims entitled to priority under Section 507(a)(3) of the Bankruptcy Code would be paid in full before any pro rata distribution would be made to tax claims entitled to priority under Section 507(a)(7) of the Bankruptcy Code.

               9. Alternatively, the Debtor could make a pro rata distribution to all allowed administrative and priority claims.






                                 PAGE 15 of 21 PAGES


                      GROUNDS FOR DISMISSAL

             14.  The dismissal of this case will bring an

efficient and complete resolution to this Chapter 11 case.

Dismissal will avoid the costs associated with the preparation of a plan and disclosure statement and the confirmation process,

which costs the Debtor respectfully submits are unnecessary in this case as the Debtor proposes a distribution of its cash

consistent with the priorities of the Bankruptcy Code.  Moreover,

a liquidating plan would serve no purpose as the funds held by the Debtor are insufficient to pay any claimants other than

administrative claims and a pro rata distribution to holders of priority claims and, thus, there would be no impaired class of creditors entitled to vote with respect to any such plan.

             15.  Conversion of this case to Chapter 7 would not

be in the best interests of the Debtor's creditors.  Conversion to Chapter 7 would serve no purpose other than to delay any

distribution and create increased costs of administration,

thereby further depleting the funds available for payment of existing administrative expense claims and a pro rata

distribution on account of priority unsecured claims.

             16.  Section 1112(b) of the Bankruptcy Code

authorizes this Court to dismiss or convert a Chapter 11 case

"for cause."  While Section 1112(b) enumerates several grounds which constitute cause, the list is not exhaustive.  See In re

Markhon Ind., 100 B.R. 432, 434 (Bankr. N.D. Ind. 1989).  Section

1112(b) requires that this Court exercise its sound discretion in






                                 PAGE 16 of 21 PAGES


determining whether dismissal is in the best interests of

creditors and the estate.

             17.  Similarly, Section 305(a)(1) of the Bankruptcy

Code allows the court at any time to dismiss a case if the

interests of the creditors and the debtor would be better served by such dismissal.  The foremost considerations in determining whether dismissal under Section 305(a)(1) is in the best

interests of the debtor and creditors are the efficiency and economy of administration.  See In re Michael S. Starbuck, Inc.,

14 B.R. 134, 135 (Bankr. S.D.N.Y. 1981).  Failure to dismiss this case will only result in a depletion of the assets of the estate as well as the unnecessary delay of distribution to the creditors and further imposition on limited judicial resources.

             18.  The duties of a trustee, as set forth in

Section 704, would be either redundant or irrelevant in this case.  Those duties remaining in the case that could be performed by a trustee can be more effectively and swiftly performed by the

Debtor, with less cost to its creditors.  As the debtor-in-

possession, the Debtor has already reduced the property of the estate to cash and has investigated its financial affairs in order to collect on any possible claims.  Without limiting the foregoing, the Debtor has commenced, prosecuted, and settled preference claims.  While the Debtor has not yet filed its

objections to all disputed priority claims, it is in a better position than a trustee to make such objections, since it has already investigated the validity of the claims and determined






                                 PAGE 17 of 21 PAGES


which of them may be open to challenge.  The Debtor also has already prepared such objections and intends to file them

shortly.

             19.  The remaining duties of a trustee would not

apply to this case.  The Debtor no longer has any business that could be operated or wound up by the trustee.  Since the Debtor is a corporation, there could be no discharge proceeding for the trustee to participate in.  11 U.S.C. Section 727(a)(1).

             20.  While a trustee would not be able to perform

any functions that would be helpful to the Debtor's creditors,

the attendant expenses involved in conversion of this case to

Chapter 7 would draw funds away from the resources from which those creditors will be paid.  The pool of cash that currently exists to pay creditors cannot grow, as the Debtor no longer has a business to operate or any other means of generating revenue.

Appointment of a trustee would only increase the total

administrative expenses that would have to be paid from this existing pool, 11 U.S.C. Sections 330(a), 503(a)(2), further limiting the pro rata distribution among prepetition priority creditors.

The Debtor's unsecured creditors would still be unable to recover on their claims. The procedure involved in the conversion of the case, election of a trustee, and continuation of the case would also drain the existing assets of the estate due to the

administrative costs from Debtor's counsel and the Creditors'

Committee's counsel necessarily incurred in relation to that procedure.






                                 PAGE 18 of 21 PAGES


             21.  Dismissal of this case is therefore in the best

interests of the Debtor's creditors.  This Motion has been

reviewed by both the United States Trustee overseeing this case and counsel for the Creditors Committee prior to its submission to the Court and neither party now opposes dismissal of the case.

Furthermore, case law supports the idea that a debtor should generally be free to voluntarily dismiss its own case, provided that its creditors are not harmed thereby.  See In re Geller, 74

B.R. 685, 690 (Bankr. E.D. Penn. 1987) (noting that the court would "grant such a motion [to voluntarily dismiss] in all but extraordinary situations"); In re Kimball, 19 B.R. 301, 302

(Bankr. D. Maine 1982)(refusing to allow a voluntary dismissal only because of the "substantial legal prejudice" that creditors would suffer if the debtor was allowed to file a new petition which would lead to a more encompassing discharge).  The

creditors in this case would not be harmed, and would in fact be benefitted by dismissal of the case, which would lead to the maximum possible distribution to the creditors entitled to

distribution under the priority provisions of the Bankruptcy

Code.

             22.  On facts virtually identical to the case at

bar, this Court in In re Edgewood Associates Limited Partnership,

Chapter 11 Case No. 92-19992-WCH, ordered dismissal of the

Chapter 11 case in order to permit the remaining assets of the estate to be distributed to pay administrative claims in full and








                                 PAGE 19 of 21 PAGES


to make a pro rata distribution to prepetition priority

creditors.  While that case involved an original motion to dismiss that was brought by the United States Trustee and was assented to by the Debtor,

this case comparably involves a motion by the Debtor which is not opposed by the United States Trustee or the Official Committee of

Unsecured Creditors.  In both cases, the best interests of the creditors in receiving the maximum possible distribution with a minimum of needless delay can be met by dismissal of the case.

             23.  If this case is dismissed, the Debtor shall

distribute its remaining cash assets first in payment of allowed administrative expenses and then any remaining cash assets pro rata to priority creditors in the same order of priority as

specified in Bankruptcy Code Section 507.  The Debtor does not anticipate that any assets will remain after payment to priority creditors.  Dismissal will, therefore, result in distribution of the Debtor's assets consistent with the provisions of the

Bankruptcy Code without the need for the estate to incur the costs associated with a formal liquidation proceeding and without the need for any further delay of such distributions.

             24.  In order to ensure a swift distribution of the

Debtor's remaining assets, the Debtor will commit to a

distribution date of 60 days after the date that an order is entered granting dismissal of this case.  The Debtor hereby

commits to send checks in accordance with the distribution set forth herein on or before such distribution date.  After the








                                 PAGE 20 of 21 PAGES


distribution date, the Debtor shall furthermore supply this Court with an affidavit from its counsel, Choate, Hall & Stewart that such distribution has been made.



             WHEREFORE, the Debtor respectfully requests that

this Court grant this Motion to Dismiss and grant the Debtor such other and further relief as this Court deems just and proper.



                              SYMBOLICS, INC.,


                              By its counsel,

                               /s/ Douglas R. Gooding
                              Paul D. Moore, P.C. (bma 02282)
                              Douglas R. Gooding (bma 04607)
                              CHOATE, HALL & STEWART
                              Exchange Place
                              53 State Street
                              Boston, Massachusetts 02109
                              (617) 248-5000

Dated:  January 18, 1996

                               PAGE 21 of 21 PAGES